UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21309
                                                     ---------

             Advent Claymore Convertible Securities and Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                 1065 Avenue of the Americas, New York, NY 10018
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                   Date of reporting period: October 31, 2008
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


                                                                          ANNUAL
                                                                          REPORT
                                                                October 31, 2008

                                                     ADVENT CLAYMORE CONVERTIBLE
                                                      SECURITIES AND INCOME FUND

AVK

PHOTO: A suspension bridge as scene from below.


Logo: Advent Capital Management

                                                              Logo: CLAYMORE(SM)

                                                            WWW.CLAYMORE.COM/AVK
                                                  ... YOUR BRIDGE TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                          ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND


PHOTO: A suspension bridge as scene from below.

                           AVK            Advent Claymore
                          LISTED      Convertible Securities
                          NYSE(R)          and Income Fund


Logo: Advent Capital Management

                                                              Logo: CLAYMORE(SM)


    There can be no assurance the Fund will achieve its investment objective.
      The value of the Fund will fluctuate with the value of the Underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

            NOT FDIC INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/AVK, you will find:

o Daily, weekly and monthly data on share prices, net asset values, dividends and more

o  Portfolio overviews and performance analyses

o  Announcements, press releases and special notices

o  Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.




2 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund

Dear SHAREHOLDER|

Photo: Tracy V. Maitland
Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended October 31, 2008.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in lower grade, non-convertible income securities. Convertible securities represented 73.7% of the portfolio as of October 31, 2008.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ending October 31, 2008, the Fund provided a total return based on market price of -41.96% and a return of -51.06% based on NAV. As of October 31, 2008, the Fund's market price of $13.11 represented a premium of 4.71% to NAV of $12.52.

The Fund currently implements its leverage strategy primarily through issuance of Auction Market Preferred Shares ("AMPS") and additionally through total return swaps on bank loans. The broad auction-rate preferred securities market remains essentially frozen. The auctions for nearly all auction-rate preferred shares, including AMPS such as those issued by the Fund, are failing. We believe that this increase in failed auctions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR--whichever is greater.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The auctions for the Fund's AMPS have failed since mid-February 2008, as have auctions of most AMPS. The established maximum rates during this period were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 3.27% to 5.94%. From mid-October 2008 and into November, LIBOR declined dramatically. As a result, recent maximum rates have been below 2.50%. Subsequent to the reporting period on December 1, 2008, the Fund announced a redemption of $13 million of its AMPS. These redemptions are scheduled to take place between December 23, 2008 and January 14, 2009. We will continue to evaluate the benefits and impacts of leverage on the Fund, as well as explore other methods of utilizing leverage.

On December 1, 2008, the Fund declared its December monthly dividend of $0.0939 per share, reflecting a reduction of $0.0779 per share from the previous monthly distribution rate of $0.1718 per share, which was maintained throughout the Fund's fiscal year ended October 31, 2008. The Fund's management believes that reducing the distribution is a necessary step to enhance our ability to maintain and potentially grow the Fund's net asset value--which should benefit the Fund's shareholders over time. This reduced dividend represents an annualized distribution rate of 8.59% based upon the closing market price of $13.11 on October 31, 2008.

                                            Annual Report | October 31, 2008 | 3

AVK | Advent Claymore Convertible Securities and Income Fund | DEAR SHAREHOLDER continued


There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 27 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP plan effectively provides an income-averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is depressed rather than when the price is higher.

The following Questions & Answers section provides more information about the factors that affected the Fund's performance during the past twelve months.

We are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/avk.

Sincerely,


/s/ Tracy V. Maitland


Tracy V. Maitland

President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund
December 2, 2008



4 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS
& ANSWERS


QUESTIONS & ANSWERS|

Advent Claymore Convertible Securities and Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC, ("Advent"), led by Tracy V. Maitland, Advent's President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the convertible securities and high-yield markets and the performance of the Fund during its fiscal year ended October 31, 2008.


--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND HOW YOU SEEK TO ACHIEVE THEM?

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in lower grade, non-convertible income securities. Historically, convertible securities have generally provided returns similar to equity returns with lower risk. This is possible because a significant portion of the return of convertible securities generally comes from yield. Moreover, movement in the price of the convertible security tends to be more sensitive to appreciation of the underlying stock than to setbacks in the price of the stock.

More than half of the convertible market and a large portion of the Fund's convertible investments are in securities issued by growth companies--particularly companies within the healthcare, financial and technology sectors. Growth companies generally issue convertible bonds or convertible preferred stocks as a means of raising capital to build their businesses. Convertibles represent something of a compromise between equity and debt as a way to raise capital for growth; convertibles generally have a lower interest rate than straight bonds, but entail less dilution than issuing common stock. Financial companies, while not presently considered growth companies, also issue a fair amount of convertible securities--typically convertible preferreds with more attractive yields and higher credit ratings. By offering preferreds, companies can raise capital while helping to keep their credit ratings higher than if they offered bonds. This is because issuing bonds would increase the proportion of debt on an issuing company's balance sheet, making a downgrade in credit rating more likely, while preferred stock is classified as equity. Credit ratings are especially important to financial companies, since a lower credit rating generally results in higher borrowing costs.

The Fund's flexibility to shift between convertibles and high-yield bonds helps provide diversification on an asset, sector and security level. Among the attractions of convertible securities are that they generally offer a yield advantage over common stocks; they have tended to move up in tandem with equities in strong markets; and the yield advantage has historically provided inherent downside protection in weaker markets.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST 12
MONTHS.

In the mid-year report for this Fund, we described the six-month period ended April 30, 2008, as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced further deterioration in the economy and in equity and debt markets throughout the world.

The U.S. economy, as measured by real gross domestic product, contracted in the third quarter of 2008, and most economists are now predicting several quarters of negative real growth. Unemployment has risen sharply; consumer spending has dropped; and business investment has weakened as even those firms in healthy financial condition have become reluctant to expand in an environment of heightened uncertainty and tighter credit.

The present crisis originated with the end of a housing boom fueled by excessively easy credit. As the prices of houses fell, losses on mortgage-based securities mounted, eroding the capital of financial institutions and initiating a vicious cycle of deleveraging. The process began in late 2007 as a correction in the sub-prime mortgage market, but it has intensified markedly, with profound implications for the entire U.S. economy and related effects on global markets and economies. In fact, many foreign economies, especially those that depend on exports for growth, have weakened more than the U.S.

Credit markets have become so intolerant of risk that they are essentially frozen. In an effort to alleviate the financial crisis, the U.S. government has taken unprecedented actions, including instituting temporary insurance on money market funds, expanding access by financial institutions to the Federal Reserve (the "Fed"), and investing directly in some financial institutions. Some large financial firms have been allowed to fail, while others were rescued, and takeovers of troubled financial firms have been arranged. Other central banks have also taken robust action to support banking systems and stimulate economic growth.

In this very difficult environment, markets have been extremely volatile, and essentially all asset classes except U.S. Treasury securities have had negative returns. The Standard & Poor's 500 Index(1), which is generally regarded as a good indicator of the broad stock market, returned -36.10% for the 12-month period ended October 31, 2008. World equity markets performed even worse: the MSCI World Index(2), which measures performance of world equity markets, returned -41.51% during the same time period.



----------
1 Standard and Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries

2 MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada.


                                            Annual Report | October 31, 2008 | 5

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued


Convertible securities, which in the past have been less volatile than straight equities, performed almost as poorly: the return of the Merrill Lynch All U. S. Convertibles Index(3) was -35.42% for the same time period. A major reason for negative performance was selling by hedge funds, which had made leveraged investments in convertibles while shorting the underlying common stocks. Unable to get the financing they had used in the past, hedge funds had to sell convertibles into a market with little demand, and prices dropped precipitously.

In the bond market, we have seen unprecedented spreads between yields of investment grade and high-yield corporate bonds and U.S. Treasury securities, which are considered not to carry credit risk. In this disastrous market, the only bonds with positive returns were those with little or no credit risk: the Lehman 10-20 Year U.S. Treasury Index(4) returned 4.13%. The Lehman Brothers Aggregate Bond Index(5), which measures return of the high-quality U.S. bond market as a whole, returned 0.30%, but the return of the Merrill Lynch High Yield Master II Index(6), which measures performance of the high-yield bond market, was -25.40%. All Index returns are for the 12-month period ended October 31, 2008.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ending October 31, 2008, the Fund provided a total return based on market price of -41.96% and a return of -51.06% based on NAV. As of October 31, 2008, the Fund's market price of $13.11 represented a premium of 4.71% to NAV of $12.52. A year earlier, at October 31, 2007, the Fund's closing market price was $25.15 and NAV was $28.23. The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV.


--------------------------------------------------------------------------------
WHAT WERE THE MAJOR INVESTMENT DECISIONS THAT AFFECTED THE FUND'S PERFORMANCE?

In recent months convertibles have experienced the greatest setback in recorded history. Records don't exist for the period of the market crash of the late 1920s and early 1930s, but today's conditions have been much worse than in the worst periods of the 1970s and 1980s. In a severe bear market, convertibles barely outperformed equities. So the Fund's 73.7% position in convertibles was an impediment to performance.

Many convertibles, even those with short maturities, have been trading at higher yields than the straight bonds of the same companies. This is an anomaly that apparently reflects forced selling of convertibles by hedge funds and in our opinion suggests superior returns from convertibles in the future.

Within the convertibles portion of the portfolio, a significant position in the health care industry helped performance. The relative strength in health care was more than offset by large exposure to the financial sector, which had been a good source of relatively high income and equity appreciation potential for the Fund over the years. Indeed, health care and financials typically are the two largest sectors in the Fund.

While health care investments did relatively well, the definition of relatively good performance in the second half of the Fund's fiscal year was a small loss--rather than a strong gain. Our largest healthcare investment is in Teva Pharmaceutical Finance LLC (3.6% of long-term investments), the world's largest generic drug company; we swapped out of the 1.75% convertible bond for the 0.25% "C" series convertible bond, which offered potential downside protection without sacrificing upside potential. We raised Teva to the largest position in the Fund on October 31. We also did relatively well with our investment in Watson Pharmaceuticals, Inc. (1.6% of long-term investments), another generic drug company, which declined only modestly during the market rout. We began to reduce our position in Watson, however, because the convertible appeared to no longer offer sufficient appreciation potential.

Unfortunately, financial stocks were hard hit, especially in the second half of the Fund's fiscal year. We accumulated a small position in Lehman Brothers Holdings Inc. (no securities were held in portfolio at period end) as the firm appeared to be turning around--and consequently we were caught in the bankruptcy filing, which drove the price of the Lehman convertible to pennies on the dollar. We also suffered further losses in our reduced position in XL Capital Ltd. (0.3% of long-term investments), a reinsurance company that appeared to be turning around under new management, but continued to fall into disfavor in the market.

We sold our small positions in Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") before the convertible preferreds of these two entities became essentially worthless. (No securities of these entities were held in the portfolio at period end.) The lack of protection for the preferreds in the government rescues of these two companies was reflected in lower prices of other


----------
3 The Merrill Lynch All U.S. Convertibles Index (VXA0) is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

4 The Lehman 10-20 Year U.S. Treasury Index is comprised of securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from 10 up to (but not including) 20 years.

5 The Lehman Brothers Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007.

6 The Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

These indices are unmanaged and it is not possible to invest directly in any index.


6 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued


convertible preferreds--particularly convertible preferreds in the financial sector--which are a major investment of the Fund.

All was not woe in the financial sector, however. We began accumulating convertible bonds of Merrill Lynch & Co., Inc. (1.1% of long-term investments) in mid-July. The September 14 announcement that Merrill Lynch would be acquired by Bank of America Corporation (1.6% of long-term investments) caused these preferreds to move up, helping to add to performance.

The Fund also made a modest profit on Boston Private Financial Holdings, Inc. (0.5% of long-term investments) as the market began to recognize that the convertible bonds--puttable July 15, 2009--are highly likely to prove "money good" and as the company announced that it had bought back some of the convertibles.

Our allocation to high-yield bonds was also a negative impact as credit spreads widened dramatically, though not quite so negative as convertibles. Since high-yield bonds are more difficult to hedge than convertibles, they are less appealing to hedge funds, thus have not felt the extreme selling pressure experienced by convertibles. Over this period, the Fund was underweight high yield relative to its history. At inception, approximately 40% of the Fund's assets were invested in high-yield bonds; high-yield bonds represented 10.4% of total investments as of October 31, 2007, and 11.4% as of October 31, 2008. The Fund would have faired better over this period with a greater weight in high-yield bonds.

The Fund has also had some exposure to leveraged bank loans, which were under pressure. Like convertibles, bank loans were widely held by hedge funds, often with considerable leverage. And, like convertibles, they have been subject to forced selling as hedge funds have found it necessary to raise cash. We believe that the current prices of some bank loans still in the portfolio are attractive, and such holdings are likely to perform better as different types of investment entities begin to identify investment opportunities in these instruments.


--------------------------------------------------------------------------------
HOW HAS THE FUND'S LEVERAGE STRATEGY AFFECTED PERFORMANCE?

The Fund utilizes leverage (borrowing) as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy primarily through the issuance of Auction Market Preferred Shares ("AMPS").

Through the fiscal year ended October 31, 2008, the Fund's AMPS leverage was maintained at a constant level of $275 million. We were conservative in not maximizing leverage at times when the Fund's NAV was much higher than it is now. In retrospect, this was a wise move because the recent setback has caused the Fund's leverage to increase as a percentage of asset value.

The broad auction-rate preferred securities market remains essentially frozen. The auctions for nearly all auction-rate preferred shares, including AMPS such as those issued by the Fund, are failing. We believe that this increase in failed auctions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR--whichever is greater.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The auctions for the Fund's AMPS have failed since mid-February 2008, as have auctions of most AMPS. The established maximum rates during this period were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 3.27% to 5.94%. From mid-October and into November, LIBOR declined dramatically. As a result, recent maximum rates have been below 2.50%. We will continue to evaluate the benefits and impacts of leverage on the Fund, as well as exploring other methods of utilizing leverage. On December 1, 2008, the Fund announced a partial at-par redemption of its outstanding AMPS, liquidation preference $25,000 per share. The Fund will redeem $13 million of its outstanding AMPS. The redemption price will be equal to the liquidation preference per share, plus accumulated but unpaid dividends as of the applicable redemption date. See the Fund's website for redemption schedule.

Subsequent to the reporting period, on December 1, 2008, the Fund announced a partial redemption of its AMPS. The Fund will redeem $13 million of its outstanding AMPS between December 23, 2008 and January 14, 2009. The redemption price will be equal to the liquidation preference per share, plus accumulated but unpaid dividends as of the redemption date.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. During the recent market volatility, leverage has been a handicap. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

We believe that it seems more likely that leverage will again add to performance, given the current relatively low rates on AMPS--and the relatively low prices and high yields on our investments. Although the use of Financial Leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the Financial Leverage proceeds are greater than the cost of the Financial Leverage, the common shares' return will be greater


                                            Annual Report | October 31, 2008 | 7

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued


than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with the Financial Leverage proceeds are less than the cost of the Financial Leverage, the return of the common shares will be less than if Financial Leverage had not been used. There is no assurance that a Financial Leveraging strategy will be successful.


--------------------------------------------------------------------------------
WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?

It is always disappointing to report a negative return, as nearly all funds have in the recent market setback. As difficult as the market has been over the last year, we believe that current market conditions provide many attractive opportunities for this Fund, which has the ability to invest at a time when many other investors are forced to sell holdings regardless of value.

A major advantage of investing in convertible securities is the feature of asymmetry in the convertible market: convertibles tend to capture more of the upside in a positive market than they lost on the downside in a negative market. This feature makes convertibles very attractive to hedge funds, which, as mentioned above, have invested heavily in these securities, providing a huge source of liquidity in this market for the past few years. However, in recent months, with many hedge funds in trouble, forced selling has put significant pressure on the market for convertibles.

The positive aftermath of the disappointing performance in the recent convertible market is that, we believe, the upside potential from convertibles is now greater. Yields are higher, most issues are trading at discounts from par, and conversion premiums are reasonable. We feel confident that over time our diligence in security selection will continue to help the Fund's performance both by providing favorable returns in rising markets and by providing protection against down markets. Our two key asset classes--convertibles and high-yield securities--historically have had much lower volatility and downside risk than common stocks. Our proprietary credit analysis is intended to enable us to invest in companies with what we believe are stable-to-improving fundamentals and to avoid deteriorating situations that could be especially dangerous during weak economic environments. Over time, convertible securities have historically provided equity-like returns at lower risk by capturing much of the appreciation of common stocks, while yielding more than equities and experiencing less price deterioration during market corrections.

================================================================================
The conversion premium reflects the market price of a convertible relative to the market value of the common shares into which the convertible security can be converted. For example, a bond trading at a par value of $1,000 that is convertible into 20 shares trading at $40 would have a conversion premium of 25% over its conversion value of $800. The lower the conversion premium, the more upside there is for convertible investors. If the stock performs poorly, the convertible normally provides downside protection based on its yield and its fixed-income value.
================================================================================





--------------------------------------------------------------------------------
AVK RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

CONVERTIBLE SECURITIES. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price, " which is the predetermined price at which the convertible security could be exchanged for the associated stock.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

LOWER GRADE SECURITIES. The Fund may invest an unlimited amount in lower grade securities. Investing in lower grade securities (commonly known as "junk bonds") involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

INTEREST RATE RISK. In addition to the risks discussed above, convertible securities and non-convertible income securities are subject to certain risks, including:

o if interest rates go up, the value of convertible securities and nonconvertible income securities in the Fund's portfolio generally will decline;

o during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and


8 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued


o during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

ILLIQUID INVESTMENTS. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

FOREIGN SECURITIES AND EMERGING MARKETS RISK. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund's investment opportunities.

STRATEGIC TRANSACTIONS. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

AUCTION MARKET PREFERRED SHARES (AMPS) RISK. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

In addition to the risks described above, the Fund is also subject to:
Management Risk, Market Disruption Risk and Anti-Takeover Provisions. Please see www.claymore.com/avk for a more detailed discussion about Fund risks and considerations.



                                            Annual Report | October 31, 2008 | 9

AVK | Advent Claymore Convertible Securities and Income Fund


Fund SUMMARY|AS OF OCTOBER 31, 2008 (unaudited)

FUND STATISTICS
-----------------------------------------------------------
Share Price                                         $13.11
Common Share Net Asset Value                        $12.52
Premium/Discount to NAV                              4.71%
Net Assets Applicable to Common Shares ($000)     $295,101
-----------------------------------------------------------

TOTAL RETURNS
-----------------------------------------------------------
(INCEPTION 4/30/03)                    MARKET           NAV
-----------------------------------------------------------
One Year                              -41.96%       -51.06%
Three Year - average annual            -8.96%       -13.31%
Five Year - average annual             -2.93%        -5.16%
Since Inception - average annual       -2.07%        -2.51%
-----------------------------------------------------------

                                                        % OF LONG-TERM
TOP TEN INDUSTRIES                                         INVESTMENTS
----------------------------------------------------------------------
Pharmaceuticals                                                  12.0%
Banks                                                            11.8%
Telecommunications                                                8.1%
Oil & Gas and Oil & Gas Services                                  7.6%
Health Care Products and Healthcare Services                      7.1%
Biotechnology                                                     6.9%
Diversified Financial Services                                    5.8%
Insurance                                                         5.0%
Electric, Electronics and Electrical Components and Equipment     4.2%
Mining                                                            3.8%
----------------------------------------------------------------------

                                                        % OF LONG-TERM
TOP TEN ISSUERS                                            INVESTMENTS
----------------------------------------------------------------------
Teva Pharmaceutical Finance LLC                                   3.6%
Transocean, Inc.                                                  3.5%
New York Community Capital Trust V                                3.3%
Medtronic, Inc.                                                   2.9%
Prudential Financial, Inc.                                        2.3%
SLM Corp.                                                         2.3%
Intel Corp.                                                       2.2%
Schering-Plough Corp.                                             2.2%
Mylan, Inc.                                                       2.1%
Genzyme Corp.                                                     2.1%
----------------------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.



SHARE PRICE & NAV PERFORMANCE

Line chart:
               Share
               Price       NAV
   11/1/07     25.03     27.84
               24.92     27.89
               24.71     27.89
               24.62     28.11
               24.25     27.64
               24.25     27.66
               23.82     27.50
               23.67     27.19
               23.51     27.31
               23.48     27.30
               23.49     27.02
               23.40     26.90
               23.25     26.42
               23.05     26.26
               22.65     26.04
               22.79     26.23
               22.58     26.00
               22.40     26.07
               23.00     26.56
               22.90     26.71
               23.50     26.97
               23.62     26.84
               23.79     26.67
               23.90     26.84
               24.08     27.09
               23.91     27.21
               23.99     27.26
               23.84     26.75
               23.50     26.62
               23.40     26.49
               23.21     26.23
               22.71     25.93
               22.50     25.96
               22.46     26.00
               22.50     25.99
               22.45     26.19
               23.25     26.34
               23.25     26.34
               22.92     26.14
               22.69     26.19
               23.25     26.16
               23.17     26.08
               23.63     26.04
               23.60     25.62
               23.18     25.56
               22.76     25.38
               22.90     25.37
               23.34     25.58
               23.08     25.48
               23.15     25.55
               23.25     25.22
               22.95     25.02
               22.59     24.51
               22.13     24.27
               21.95     24.04
               22.02     24.18
               22.33     24.51
               22.51     24.39
               22.89     24.62
               23.04     24.83
               23.31     24.86
               23.39     25.13
               23.74     25.46
               23.94     25.35
               23.35     24.77
               23.21     24.68
               23.00     24.74
               22.85     24.67
               23.04     24.79
               23.25     24.88
               23.10     24.91
               22.27     24.74
               22.13     24.76
               22.23     24.87
               22.38     24.94
               22.62     24.77
               22.50     24.81
               22.78     25.05
               22.91     25.25
               23.07     25.22
               23.00     25.10
               22.60     24.68
               22.80     24.61
               22.44     24.48
               22.49     24.59
               22.30     24.10
               22.30     23.91
               21.85     23.46
               21.95     23.81
               21.49     23.55
               21.40     23.60
               21.03     23.41
               20.24     22.88
               20.76     23.44
               20.48     23.06
               20.61     23.28
               20.83     23.61
               20.99     23.78
               21.23     23.76
               21.32     23.72
               21.43     23.55
               21.25     23.51
               21.69     23.98
               21.80     24.06
               21.96     24.16
               22.09     24.31
               22.33     24.44
               22.32     24.43
               22.20     24.34
               22.29     24.33
               22.12     24.01
               22.01     23.93
               22.26     23.97
               22.23     24.38
               22.08     24.39
               22.10     24.57
               22.45     24.64
               22.41     24.48
               22.86     24.51
               22.92     24.57
               23.11     24.73
               23.30     24.78
               23.44     24.72
               23.44     24.75
    5/1/08     23.40     24.93
               23.59     25.13
               23.50     25.11
               23.53     25.20
               23.29     24.96
               23.52     25.04
               23.53     24.95
               23.68     25.02
               23.50     24.91
               23.70     24.97
               23.85     25.24
               23.87     25.42
               23.90     25.46
               23.89     25.31
               23.75     25.06
               23.89     25.02
               23.85     24.77
               23.77     24.83
               23.58     24.89
               23.88     24.92
               23.89     25.04
               24.05     24.90
               24.17     24.84
               23.94     24.76
               24.08     25.11
               23.57     24.73
               23.52     24.69
               23.25     24.68
               22.59     24.26
               22.44     24.24
               22.61     24.48
               22.84     24.59
               22.83     24.56
               22.84     24.48
               22.73     24.51
               22.72     24.17
               22.48     24.12
               22.43     23.93
               22.57     24.05
               22.42     23.61
               22.29     23.60
               22.24     23.52
               22.14     23.43
               21.99     23.17
               21.52     22.95
               21.15     22.69
               21.29     22.91
               21.04     22.74
               20.88     22.65
               20.47     22.33
               20.01     22.20
               19.25     21.96
               20.03     22.11
               20.47     22.24
               20.14     22.30
               20.22     22.43
               20.19     22.50
               20.39     22.48
               20.19     21.98
               19.99     22.08
               19.85     21.83
               20.17     22.11
               20.15     22.33
               19.99     22.19
               20.20     22.04
               20.04     21.75
               20.01     21.93
               19.95     22.03
               19.79     21.82
               19.96     22.02
               19.92     22.09
               19.76     21.90
               19.54     21.74
               19.50     21.90
               19.39     21.90
               19.28     21.69
               18.99     21.54
               18.93     21.65
               18.91     21.69
               19.09     21.84
               18.70     21.54
               18.76     21.66
               19.07     21.87
               19.52     22.10
               19.58     21.99
               19.51     21.79
               19.38     21.72
               18.89     21.27
               18.78     21.36
               18.89     21.53
               18.56     20.75
               18.28     20.84
               17.92     20.73
               18.34     20.94
               17.96     20.10
               17.42     20.14
               16.77     19.24
               16.47     19.75
               17.77     20.27
               17.59     19.87
               17.25     19.56
               16.66     19.38
               17.30     19.34
               17.50     18.87
               16.65     17.59
               15.97     18.01
               15.80     17.78
               15.39     16.79
               15.19     16.72
               13.57     15.76
               13.23     15.05
               11.85     14.51
               10.35     13.61
                8.91     12.72
               10.72     13.66
               11.56     14.15
               10.66     13.00
               10.86     12.93
               11.70     12.90
               11.94     13.16
               11.46     12.96
               10.47     12.33
               10.80     11.86
               10.22     11.58
               10.88     11.17
               11.20     11.52
               11.43     11.91
               12.39     12.23
  10/31/08     13.11     12.52



MONTHLY DIVIDENDS PER SHARE

Bar chart:
Nov 07        0.1718
Dec*          0.2993
Jan 08        0.1718
Feb           0.1718
Mar           0.1718
Apr           0.1718
May           0.1718
June          0.1718
July          0.1718
Aug           0.1718
Sep           0.1718
Oct           0.1718
Nov           0.1718
Dec 08        0.0939

*  Includes long-term capital gains distribution of $0.1275.

PORTFOLIO COMPOSITION (% of  Total Investments)

Pie chart:
ASSET CLASS
--------------------------------------------
Convertible Securities                 73.7%
High Yield Securities                  11.4%
Short-Term Investment                  13.6%
Term Loans                              1.3%
--------------------------------------------

10 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund

Portfolio of INVESTMENTS|OCTOBER 31, 2008

NUMBER
OF SHARES                                                                       VALUE
-------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS - 163.3%
                CONVERTIBLE PREFERRED STOCKS - 52.4%
                ADVERTISING - 1.2%
    335,800     Interpublic Group Cos., Elf Special Financing Ltd.,
                3.169%, 2009 (Cayman Islands) (a)(b)                    $   3,628,400
-------------------------------------------------------------------------------------
                BANKS - 8.6%
     12,500     Bank of America Corp., Ser. L, 7.25%, 2049                  8,750,000
    125,000     Citigroup, Inc., Ser. T, 6.50%, 2015                        4,026,250
     80,500     Keycorp, Ser. A, 7.75%, 2049                                7,886,585
      7,000     Wachovia Corp., Ser. L, 7.50%, 2049                         4,655,000
-------------------------------------------------------------------------------------
                                                                           25,317,835
-------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 4.6%
     60,000     AMG Capital Trust II, 5.15%, 2037 (a)                         915,000
     77,076     Legg Mason, Inc., 7.00%, 2011                               1,765,040
     21,310     SLM Corp., Ser. C, 7.25%, 2010                             10,963,995
-------------------------------------------------------------------------------------
                                                                           13,644,035
-------------------------------------------------------------------------------------
                ELECTRIC - 4.1%
    150,660     Entergy Corp., 7.625%, 2009                                 7,087,046
     24,000     NRG Energy, Inc., 5.75%, 2009                               5,001,000
-------------------------------------------------------------------------------------
                                                                           12,088,046
-------------------------------------------------------------------------------------
                HEALTHCARE SERVICES - 1.0%
      7,000     HealthSouth Corp., 6.50%, 2049 (a)                          3,073,000
-------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS/HOUSEWARES - 3.1%
    271,379     Avery Dennison Corp., 7.875%, 2020                          9,235,027
-------------------------------------------------------------------------------------
                INSURANCE - 4.4%
     70,000     Aspen Insurance Holdings, Ltd., 5.625%, 2049 (Bermuda)      2,747,500
    640,903     MetLife, Inc., Ser. B, 6.375%, 2009 (d)                     5,556,629
     70,000     Reinsurance Group of America, Equity Security Unit,
                5.75%, 2051                                                 3,094,700
    111,135     XL Capital Ltd., 10.75%, 2011 (Cayman Islands)              1,673,693
-------------------------------------------------------------------------------------
                                                                           13,072,522
-------------------------------------------------------------------------------------
                MINING - 6.2%
    186,000     Credit Suisse, Ser. Barrick Gold Corp., 9.00%, 2009
                (Switzerland) (c)                                           4,354,260
      1,500     Freeport-McMoRan Copper & Gold, Inc., Ser. B,
                5.50%, 2049                                                 1,007,250
     70,000     Freeport-McMoRan Copper & Gold, Inc., 6.75%, 2010           3,414,600
     38,463     Hecla Mining Co., 6.50%, 2011                                 996,192
    300,000     Vale Capital Ltd., Ser. RIO, 5.50%, 2010 (Brazil)           8,475,000
-------------------------------------------------------------------------------------
                                                                           18,247,302
-------------------------------------------------------------------------------------
                OIL & GAS SERVICES - 1.1%
    149,250     Merrill Lynch & Co., Inc., Ser. Halliburton Co.,
                8.00%, 2009 (a)(c)                                          3,201,413
-------------------------------------------------------------------------------------
                PHARMACEUTICALS - 7.1%
     18,000     Mylan, Inc., 6.50%, 2010                                   10,253,880
     78,291     Schering-Plough Corp., 6.00%, 2010                         10,552,061
-------------------------------------------------------------------------------------
                                                                           20,805,941
-------------------------------------------------------------------------------------
                SAVINGS & LOANS - 5.3%
    402,200     New York Community Capital Trust V, 6.00%, 2051            15,685,800
-------------------------------------------------------------------------------------
                TELECOMMUNICATIONS - 3.1%
    128,095     Crown Castle International Corp., 6.25%, 2012               4,795,557
     14,179     Lucent Technologies Capital Trust I, 7.75%, 2017            4,253,700
-------------------------------------------------------------------------------------
                                                                            9,049,257
-------------------------------------------------------------------------------------


 NUMBER
 OF SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
                TRANSPORTATION - 2.6%
    200,000     Bristow Group, Inc. 5.50%, 2009                         $   6,500,000
      1,000     Kansas City Southern, 5.125%, 2049                          1,064,000
-------------------------------------------------------------------------------------
                                                                            7,564,000
-------------------------------------------------------------------------------------
                TOTAL CONVERTIBLE PREFERRED STOCKS - 52.4%
                (Cost $237,753,190)                                       154,612,578
-------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------
                CONVERTIBLE BONDS - 86.9%
                AUTO MANUFACTURERS - 1.7%
$ 7,813,750     General Motors Corp., B-, Ser. D, 1.50%, 6/01/09         $  5,157,075
-------------------------------------------------------------------------------------
                BANKS - 9.4%
 10,000,000     BES Finance Ltd., Ser. EMTN, A, 1.25%, 2/26/11
                (Portugal)                                                  8,078,000
  2,900,000     Boston Private Financial Holdings, Inc., NR,
                3.00%, 7/15/27                                              2,533,875
  4,000,000     National City Corp., A-, 4.00%, 2/01/11                     3,355,000
  7,000,000     PrivateBancorp, Inc., NR, 3.625%, 3/15/27                   6,623,750
  8,000,000     US Bancorp, AA, 1.454%, 9/20/36 (b)                         7,040,000
-------------------------------------------------------------------------------------
                                                                           27,630,625
-------------------------------------------------------------------------------------
                BIOTECHNOLOGY - 11.2%
  8,750,000     Amgen, Inc., A+, 0.125%, 2/01/11                            8,137,500
  9,500,000     Genzyme Corp., BBB+, 1.25%, 12/01/23                        9,975,000
  7,000,000     Gilead Sciences, Inc., NR, 0.50%, 5/01/11                   8,513,750
  8,000,000     Invitrogen Corp., BB+, 3.25%, 6/15/25                       6,460,000
-------------------------------------------------------------------------------------
                                                                           33,086,250
-------------------------------------------------------------------------------------
                COAL - 0.3%
  1,500,000     Massey Energy Co., BB-, 3.25%, 8/01/15                        832,500
-------------------------------------------------------------------------------------
                COMMERCIAL SERVICES - 1.5%
  4,600,000     Quanta Services, Inc., NR, 3.75%, 4/30/26                   4,479,250
-------------------------------------------------------------------------------------
                COMPUTERS - 1.6%
  5,000,000     EMC Corp., A-, 1.75%, 12/01/11                              4,787,500
-------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 4.5%
  6,250,000     Merrill Lynch & Co. Inc., NR, 0.00%, 3/13/32 (e)            6,414,375
  7,000,000     Nasdaq OMX Group, BB+, 2.50%, 8/15/13 (a)                   5,250,000
  3,000,000     National Financial Partners Corp., NR, 0.75%, 2/01/12       1,488,750
-------------------------------------------------------------------------------------
                                                                           13,153,125
-------------------------------------------------------------------------------------
                ELECTRICAL COMPONENTS AND EQUIPMENT - 0.2%
  1,100,000     Suntech Power Holdings Co. Ltd., NR, 0.25%,
                2/15/12 (China)                                               694,375
-------------------------------------------------------------------------------------
                ELECTRONICS - 2.5%
  9,000,000     Flextronics International Ltd., BB-, 1.00%,
                8/01/10 (Singapore)                                         7,335,000
-------------------------------------------------------------------------------------
                HEALTHCARE PRODUCTS - 6.7%
 11,355,000     Hologic, Inc., B+, 2.00%, 12/15/37 (f)                      5,932,988
 16,000,000     Medtronic, Inc., AA-, 1.625%, 4/15/13                      13,880,000
-------------------------------------------------------------------------------------
                                                                           19,812,988
-------------------------------------------------------------------------------------
                INSURANCE - 3.8%
  5,000,000     Prudential Financial, Inc., A+, 0.419%, 12/12/36
                (b)(d)                                                      4,884,500
  7,000,000     Prudential Financial, Inc., A+, 1.189%, 12/15/37 (b)        6,379,100
-------------------------------------------------------------------------------------
                                                                           11,263,600
-------------------------------------------------------------------------------------



See notes to financial statements.


                                           Annual Report | October 31, 2008 | 11


AVK | Advent Claymore Convertible Securities and Income Fund | PORTFOLIO OF
INVESTMENTS continued

PRINCIPAL
AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------
                LEISURE TIME - 2.6%
$ 9,000,000     Carnival Corp., A-, 2.00%, 4/15/21 (Panama)             $   7,571,250
-------------------------------------------------------------------------------------
                MISCELLANEOUS MANUFACTURING - 3.9%
  9,000,000     Eastman Kodak Co., B, 3.375%, 10/15/33                      7,436,250
  8,000,000     Trinity Industries, Inc., BB-, 3.875%, 6/01/36              4,100,000
-------------------------------------------------------------------------------------
                                                                           11,536,250
-------------------------------------------------------------------------------------
                OIL & GAS-- 10.1%
  5,000,000     Carrizo Oil & Gas, Inc., NR, 4.375%, 6/01/28                2,687,500
  1,800,000     Chesapeake Energy Corp., BB, 2.25%, 12/15/38                  902,250
  2,900,000     Chesapeake Energy Corp., BB, 2.75%, 11/15/35                2,019,125
  5,000,000     Nabors Industries, Inc., BBB+, 0.94%, 5/15/11               3,962,500
  5,000,000     Petroplus Finance Ltd., Ser. PPHN, BB-, 3.375%, 3/26/13
                (Switzerland)                                               3,471,995
 12,500,000     Transocean, Inc., Ser. A, BBB+, 1.625%, 12/15/37
                (Cayman Islands)                                           11,062,500
  7,000,000     Transocean, Inc., Ser. B, BBB+, 1.50%, 12/15/37
                (Cayman Islands)                                            5,635,000
-------------------------------------------------------------------------------------
                                                                           29,740,870
-------------------------------------------------------------------------------------
                PHARMACEUTICALS - 11.3%
  5,000,000     Allergan, Inc., NR, 1.50%, 4/01/26                          4,531,250
  4,000,000     Medicis Pharmaceutical Corp., NR, 2.50%, 6/04/32            2,700,000
 18,250,000     Teva Pharmaceutical Finance LLC, Ser. C, BBB+, 0.25%,
                2/01/26 (Israel) (d)                                       17,177,812
 10,000,000     Watson Pharmaceuticals, Inc., BB+, 1.75%, 3/15/23           8,837,500
-------------------------------------------------------------------------------------
                                                                           33,246,562
-------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUSTS - 4.0%
  7,000,000     Hospitality Properties Trust, BBB, 3.80%, 3/15/27           3,990,000
 11,300,000     Host Hotels & Resorts LP, BBB-, 2.625%, 4/15/27 (a)         7,076,625
  1,500,000     Prologis, BBB+, 2.25%, 4/01/37                                690,000
-------------------------------------------------------------------------------------
                                                                           11,756,625
-------------------------------------------------------------------------------------
                SEMICONDUCTORS - 3.7%
 15,000,000     Intel Corp., A-, 2.95%, 12/15/35                           10,781,250
-------------------------------------------------------------------------------------
                SOFTWARE - 4.4%
  3,369,000     Novell, Inc., NR, 0.50%, 7/15/24                            3,251,085
 10,000,000     Red Hat, Inc., BB-, 0.50%, 1/15/24                          9,837,500
-------------------------------------------------------------------------------------
                                                                           13,088,585
-------------------------------------------------------------------------------------
                TELECOMMUNICATIONS - 2.9%
  8,600,000     NII Holdings, Inc., NR, 3.125%, 6/15/12                     4,773,000
  5,000,000     Qwest Communications International, Inc., B+, 3.50%,
                11/15/25                                                    3,825,000
-------------------------------------------------------------------------------------
                                                                            8,598,000
-------------------------------------------------------------------------------------
                TRANSPORTATION - 0.6%
  3,189,000     YRC Worldwide, Inc., B+, 5.00%, 8/08/23                     1,817,730
-------------------------------------------------------------------------------------
                TOTAL CONVERTIBLE BONDS - 86.9%
                (Cost $307,962,236)                                       256,369,410
-------------------------------------------------------------------------------------
                CORPORATE BONDS - 21.6%
                AGRICULTURE - 0.5%
  2,000,000     Vector Group Ltd., NR, 11.00%, 8/15/15                      1,570,000
-------------------------------------------------------------------------------------
                AUTO PARTS & EQUIPMENT - 0.5%
  1,000,000     Tenneco, Inc., Ser. B, BB, 10.25%, 7/15/13                    855,000
  1,000,000     Tenneco, Inc., BB-, 8.125%, 11/15/15                          525,000
-------------------------------------------------------------------------------------
                                                                            1,380,000
-------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------
                BANKS - 1.4%
$ 5,000,000     JPMorgan Chase & Co., A, 7.90%, 04/29/49                $   4,062,630
-------------------------------------------------------------------------------------
                COMMUNICATIONS, MEDIA & ENTERTAINMENT - 0.9%
  3,000,000     Rainbow National Services LLC, BB, 8.75%, 9/01/12 (a)       2,655,000
-------------------------------------------------------------------------------------
                COMPUTERS - 1.1%
  4,500,000     SunGard Data Systems, Inc., B-, 10.25%, 8/15/15             3,172,500
-------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.3%
    125,000     GMAC LLC, B-, 4.054%, 5/15/09 (b)                             108,940
    625,000     GMAC LLC, B-, 5.625%, 5/15/09                                 530,063
    375,000     GMAC LLC, B-, 7.75%, 1/19/10                                  280,943
-------------------------------------------------------------------------------------
                                                                              919,946
-------------------------------------------------------------------------------------
                HEALTHCARE PRODUCTS - 1.9%
  6,100,000     Hanger Orthopedic Group, Inc., CCC+, 10.25%, 6/01/14        5,581,500
-------------------------------------------------------------------------------------
                HEALTHCARE SERVICES - 0.9%
  3,000,000     HCA, Inc., BB-, 9.25%, 11/15/16                             2,557,500
-------------------------------------------------------------------------------------
                HOLDING COMPANIES - DIVERSIFIED - 1.8%
  6,000,000     Leucadia National Corp., BB+, 8.125%, 9/15/15               5,340,000
-------------------------------------------------------------------------------------
                LEISURE TIME - 0.2%
  1,400,000     Travelport LLC, B, 9.875%, 9/01/14                            672,000
-------------------------------------------------------------------------------------
                MEDIA - 0.4%
  1,500,000     Nielsen Finance LLC/Co., B-, 10.00%, 8/01/14                1,095,000
-------------------------------------------------------------------------------------
                OFFICE/BUSINESS EQUIPMENT - 0.9%
 3,500,000      Xerox Capital Trust I, BB+, 8.00%, 2/01/27                  2,607,752
-------------------------------------------------------------------------------------
                OIL & GAS SERVICES - 1.2%
  4,500,000     CCS, Inc., B-, 11.00%, 11/15/15 (Canada) (a)                3,487,500
    250,000     Forbes Energy Services Ltd., B, 11.00%, 2/15/15
                (Bermuda)                                                     175,000
-------------------------------------------------------------------------------------
                                                                            3,662,500
-------------------------------------------------------------------------------------
                PHARMACEUTICALS - 1.3%
  4,760,000     Axcan Intermediate Holdings, Inc., B-, 12.75%,
                3/01/16 (a)                                                 3,927,000
-------------------------------------------------------------------------------------
                PIPELINES - 0.9%
  3,000,000     Williams Cos., Inc., BB+, 8.125%, 3/15/12                   2,745,000
-------------------------------------------------------------------------------------
                SEMICONDUCTORS - 1.2%
  5,900,000     Amkor Technology, Inc., B+, 9.25%, 6/01/16                  3,540,000
-------------------------------------------------------------------------------------
                TELECOMMUNICATIONS - 5.9%
  4,500,000     Broadview Networks Holdings, Inc., CCC+, 11.375%,
                9/01/12                                                     3,262,500
  6,173,000     Centennial Cellular Co., B, 10.125%, 6/15/13                5,493,970
  2,750,000     Fairpoint Communications, Inc., B+, 13.125%, 4/01/18        1,952,500
  5,500,000     Intelsat Jackson Holdings Ltd., CCC+, 11.25%, 6/15/16
                (Bermuda)                                                   4,730,000
  1,000,000     Intelsat Ltd., CCC+, 6.50%, 11/01/13 (Bermuda)                505,000
  2,000,000     Sprint Capital Corp., BB, 8.375%, 3/15/12                   1,611,100
-------------------------------------------------------------------------------------
                                                                           17,555,070
-------------------------------------------------------------------------------------
                TRANSPORTATION - 0.3%
  1,400,000     USF Corp., B+, 8.50%, 4/15/10                                 826,000
-------------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS - 21.6%
                (Cost$ 78,829,260)                                         63,869,398
-------------------------------------------------------------------------------------


See notes to financial statements.

12 | Annual Report | October 31, 2008


AVK | Advent Claymore Convertible Securities and Income Fund | PORTFOLIO OF
INVESTMENTS continued


PRINCIPAL
AMOUNT                                                                          VALUE
-------------------------------------------------------------------------------------
                TERM LOANS (FUNDED) - 2.4%
                HEALTHCARE SERVICES - 1.1%
$ 3,930,000     HCA, Inc., Term Loan B, NR, 6.012%, 11/16/13 (b)         $  3,253,058
-------------------------------------------------------------------------------------
                TELECOMMUNICATIONS - 1.3%
  4,000,000     ALLTEL Communications LLC, BB-, 4.388%, 5/15/15 (b)         3,828,752
-------------------------------------------------------------------------------------
                TOTAL TERM LOANS (FUNDED) - 2.4%
                (Cost$ 7,861,502)                                           7,081,810
-------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS - 163.3%
                (Cost $632,406,188)                                       481,933,196
-------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 25.7%
                U.S. GOVERNMENT AND AGENCY SECURITIES - 5.1%
 15,000,000     U.S. Treasury Bill
                yielding 0.101%, 1/29/09 maturity (d)
                (Cost $14,996,257)                                         14,984,595
-------------------------------------------------------------------------------------



NUMBER
OF SHARES                                                                       VALUE
-------------------------------------------------------------------------------------
                MONEY MARKET FUNDS - 20.6%
 15,000,000     Dreyfus Treasury & Agency Cash Management - Investor
                Shares                                                  $  15,000,000
 45,909,445     Goldman Sachs Financial Prime Obligations                  45,909,445
-------------------------------------------------------------------------------------
                (Cost$ 60,909,445)                                         60,909,445
-------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS - 25.7%
                (Cost $75,905,702)                                         75,894,040
-------------------------------------------------------------------------------------
                TOTAL INVESTMENTS - 189.0%
                (Cost $708,311,890)                                       557,827,236
                Other assets in excess of liabilities - 4.2%               12,274,259
                Preferred Stock, at redemption value - (-93.2% of Net
                Assets Applicable to Common Shareholders or -49.3% of
                Total Investments)                                       (275,000,000)
-------------------------------------------------------------------------------------
                NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%   $ 295,101,495
-------------------------------------------------------------------------------------


LLC - Limited Liability Corp.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to 11.9% of net assets.

(b)  Floating rate security. The rate shown is as of October 31, 2008.

(c) Synthetic Convertible - A synthetic convertible security is either a bond or preferred security structured by an investment bank that provides exposure to a specific company's common stock.

(d) All or a portion of these securities have been physically segregated in connection with swap agreements.

(e)  Zero-coupon bond.

(f) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's. (unaudited)

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.



See notes to financial statements.

                                           Annual Report | October 31, 2008 | 13

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of ASSETS AND LIABILITIES|OCTOBER 31, 2008

ASSETS
   Investments in securities, at value (cost $708,311,890)              $ 557,827,236
   Cash                                                                       753,111
   Restricted cash                                                          4,759,864
   Receivable for securities sold                                          26,154,872
   Interest receivable                                                      3,811,146
   Dividends receivable                                                     1,753,001
   Receivable from swap counterparty                                          241,751
   Other assets                                                                37,163
--------------------------------------------------------------------------------------
      Total assets                                                        595,338,144
--------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                        13,877,826
   Net unrealized depreciation on swaps                                     6,487,876
   Payable to swap counterparty                                             3,849,795
   Advisory fee payable                                                       240,956
   Dividends payable - preferred shares                                       411,110
   Payable to affiliate (Note 4)                                              111,082
   Servicing fee payable                                                       73,555
   Administration fee payable                                                   4,792
   Accrued expenses and other liabilities                                     179,657
--------------------------------------------------------------------------------------
      Total liabilities                                                    25,236,649
--------------------------------------------------------------------------------------
PREFERRED STOCK, AT REDEMPTION VALUE
   Auction Market Preferred Shares
   $0.001 par value per share; 11,000 authorized, issued and
   outstanding at $25,000 per share liquidation preference                275,000,000
--------------------------------------------------------------------------------------
                                                                        $ 295,101,495
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common Stock, $0.001 par value per share; unlimited number of
   shares authorized, 23,562,858 shares issued and outstanding          $      23,563
   Additional paid-in capital                                             557,888,469
   Net unrealized depreciation on investments, swaps and foreign
   currency translation                                                  (156,998,364)
   Accumulated net realized gain (loss) on investments, swaps and
   foreign currency transactions                                         (103,329,792)
   Distributions in excess of net investment income                        (2,482,381)
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                            $ 295,101,495
--------------------------------------------------------------------------------------
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 23,562,858 common shares outstanding)                      $       12.52
--------------------------------------------------------------------------------------


See notes to financial statements.

14 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of OPERATIONS|FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $129,383)                                          $ 23,185,835
   Interest (net of foreign withholding taxes of $3,262)                                               22,044,835
   Securities lending income (net of foreign withholding tax credits of $8,817)                           627,567
------------------------------------------------------------------------------------------------------------------------------------
      Total income                                                                                                  $    45,858,237
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                                         4,445,376
   Servicing agent fee                                                                                  1,728,757
   Preferred share maintenance                                                                            734,575
   Professional fees                                                                                      166,457
   Fund accounting                                                                                        165,032
   Administration fee                                                                                     149,308
   Printing                                                                                               145,356
   Trustees' fees and expenses                                                                            140,320
   Federal taxes                                                                                          111,082
   Custodian                                                                                              103,887
   Insurance                                                                                               76,885
   ICI dues                                                                                                32,399
   NYSE listing fee                                                                                        21,693
   Transfer agent                                                                                          18,583
   Rating agency fee                                                                                        9,131
   Miscellaneous                                                                                           19,472
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                                      8,068,313
   Advisory and Servicing agent fees waived                                                                              (1,373,055)
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                                                                        6,695,258
------------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                                              39,162,979
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                                                                       (86,543,429)
      Swaps                                                                                                              (4,585,234)
      Foreign currency transactions                                                                                         378,688
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                                      (248,077,211)
      Swaps                                                                                                              (6,178,425)
      Foreign currency translation                                                                                          (36,419)
------------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCY TRANSACTIONS                            (345,042,030)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME AND REALIZED GAINS                                   (12,207,940)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                              $  (318,086,991)
------------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                                           Annual Report | October 31, 2008 | 15

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS|


                                                                                                        FOR THE            FOR THE
                                                                                                     YEAR ENDED         YEAR ENDED
                                                                                               OCTOBER 31, 2008   OCTOBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                                          $  39,162,979       $ 45,710,140
   Net realized gain (loss) on investments, swaps and foreign currency transactions                 (90,749,975)        22,996,632
   Net change in unrealized appreciation (depreciation) on investments,
   swaps and foreign currency translation                                                          (254,292,055)        39,775,644
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   From net investment income                                                                       (11,491,856)       (12,201,859)
   From net realized gains                                                                             (716,084)        (2,568,713)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    (12,207,940)       (14,770,572)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase/decrease in net assets applicable to Common Shareholders resulting from operations (318,086,991)        93,711,844
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                                      (48,148,533)       (48,853,828)
   From net realized gains                                                                           (3,000,244)       (11,762,566)
   Return of capital                                                                                   (363,640)                --
-----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to common shareholders                                         (51,512,417)       (60,616,394)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Reinvestment of dividends                                                                            395,146          3,827,474
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase/decrease in net assets                                                        (369,204,262)        36,922,924
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                                                              664,305,757        627,382,833
-----------------------------------------------------------------------------------------------------------------------------------
   End of period (including distributions in excess of net investment income of
   ($2,482,381) and undistributed net investment income of $1,193,236 respectively)               $ 295,101,495       $664,305,757
-----------------------------------------------------------------------------------------------------------------------------------



See notes to financial statements.

16 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund

Financial HIGHLIGHTS|



                                                                                               FOR THE             FOR THE
PER SHARE OPERATING PERFORMANCE                                                             YEAR ENDED          YEAR ENDED
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD                         OCTOBER 31, 2008    OCTOBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $    28.23          $    26.82
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (c)                                                                      1.66                1.94
   Net realized and unrealized gain/loss on investments,
      swaps and foreign currency transactions                                                   (14.66)               2.68
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   From net investment income (common share equivalent basis)                                    (0.49)              (0.52)
   From net realized gains (common share equivalent basis)                                       (0.03)              (0.11)
-----------------------------------------------------------------------------------------------------------------------------
   Total preferred distributions (common share equivalent basis)                                 (0.52)              (0.63)
-----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                             (13.52)               3.99
-----------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES CHARGED
TO PAID-IN-CAPITAL IN EXCESS OF PAR VALUE                                                           --                  --
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                                   (2.05)              (2.08)
   From net realized gain                                                                        (0.13)              (0.50)
   Return of capital                                                                             (0.01)                 --
-----------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions to Common Shareholders                                   (2.19)              (2.58)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                             $     12.52         $     28.23
-----------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                                $     13.11         $     25.15
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (d)
   Net asset value                                                                              -51.06%              15.63%
   Market value                                                                                 -41.96%               2.48%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to Common Shareholders, end of period (thousands)                   $   295,101         $   664,306
Preferred shares, at redemption value ($25,000 per share
 liquidation preference) (thousands)                                                       $   275,000         $   275,000
Preferred shares asset coverage per share                                                  $    51,827         $    85,391
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after fee waiver                                                                 1.22%               1.08%
   Net Expenses, before fee waiver                                                                1.47%               1.37%
   Net Investment Income, after fee waiver, prior to effect of dividends to
   preferred shares                                                                               7.14%               7.09%
   Net Investment Income, before fee waiver, prior to effect of dividends to
   preferred shares                                                                               6.89%               6.80%
   Net Investment Income, after fee waiver, after effect of dividends to
   preferred shares                                                                               4.92%               4.80%
   Net Investment Income, before fee waiver, after effect of dividends to
   preferred shares                                                                               4.67%               4.51%
RATIOS TO AVERAGE MANAGED ASSETS: (f)
   Net Expenses, after fee waiver                                                                 0.81%               0.76%
   Net Expenses, before fee waiver                                                                0.98%               0.96%
   Net Investment Income, after fee waiver, prior to effect of dividends to
   preferred shares                                                                               4.76%               4.97%
   Net Investment Income, before fee waiver, prior to effect of dividends to
   preferred shares                                                                               4.59%               4.77%
Portfolio turnover rate                                                                             87%                 76%



                                                                                               FOR THE             FOR THE
PER SHARE OPERATING PERFORMANCE                                                             YEAR ENDED          YEAR ENDED
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD                         OCTOBER 31, 2006    OCTOBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $    25.69          $    26.10
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (c)                                                                      1.99                2.33
   Net realized and unrealized gain/loss on investments,
      swaps and foreign currency transactions                                                     2.28                0.10
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   From net investment income (common share equivalent basis)                                    (0.56)              (0.35)
   From net realized gains (common share equivalent basis)                                          --                  --
-----------------------------------------------------------------------------------------------------------------------------
   Total preferred distributions (common share equivalent basis)                                 (0.56)              (0.35)
-----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                               3.71                2.08
-----------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES CHARGED
TO PAID-IN-CAPITAL IN EXCESS OF PAR VALUE                                                           --*                 --
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                                   (2.58)              (2.49)
   From net realized gain                                                                           --                  --
   Return of capital                                                                                --                  --
-----------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions to Common Shareholders                                   (2.58)              (2.49)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                             $     26.82         $     25.69
-----------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                                $     27.03         $     23.62
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (d)
   Net asset value                                                                               15.15%               8.14%
   Market value                                                                                  26.86%               2.52%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to Common Shareholders, end of period (thousands)                   $    627,383        $    599,998
Preferred shares, at redemption value ($25,000 per share
 liquidation preference) (thousands)                                                       $   275,000         $   275,000
Preferred shares asset coverage per share                                                  $    82,035         $    79,545
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after fee waiver                                                                 1.12%               1.12%
   Net Expenses, before fee waiver                                                                1.41%               1.41%
   Net Investment Income, after fee waiver, prior to effect of dividends to
   preferred shares                                                                               7.62%               8.90%
   Net Investment Income, before fee waiver, prior to effect of dividends to
   preferred shares                                                                               7.33%               8.61%
   Net Investment Income, after fee waiver, after effect of dividends to
   preferred shares                                                                               5.49%               7.56%
   Net Investment Income, before fee waiver, after effect of dividends to
   preferred shares                                                                               5.20%               7.27%
RATIOS TO AVERAGE MANAGED ASSETS: (f)
   Net Expenses, after fee waiver                                                                 0.77%               0.77%
   Net Expenses, before fee waiver                                                                0.97%               0.97%
   Net Investment Income, after fee waiver, prior to effect of dividends to
   preferred shares                                                                               5.26%               6.14%
   Net Investment Income, before fee waiver, prior to effect of dividends to
   preferred shares                                                                               5.06%               5.94%
Portfolio turnover rate                                                                             81%                 64%


                                                                                                            FOR THE PERIOD
                                                                                               FOR THE    APRIL 30, 2003(a)
PER SHARE OPERATING PERFORMANCE                                                             YEAR ENDED             THROUGH
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD                         OCTOBER 31, 2004    OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                       $     26.14(b)      $     23.88(b)
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (c)                                                                      2.41                0.93
   Net realized and unrealized gain/loss on investments,
      swaps and foreign currency transactions                                                     0.08                2.28
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   From net investment income (common share equivalent basis)                                    (0.15)              (0.03)
   From net realized gains (common share equivalent basis)                                          --                  --
--------------------------------------------------------------------------------------------------------------------------
   Total preferred distributions (common share equivalent basis)                                 (0.15)              (0.03)
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                               2.34                3.18
--------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES CHARGED
TO PAID-IN-CAPITAL IN EXCESS OF PAR VALUE                                                        (0.05)              (0.06)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                                   (2.15)              (0.86)
   From net realized gain                                                                        (0.18)                 --
   Return of capital                                                                                --                  --
--------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions to Common Shareholders                                   (2.33)              (0.86)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                             $     26.10         $     26.14
--------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                                $     25.41         $     24.95
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (d)
   Net asset value                                                                                8.93%              13.29%
   Market value                                                                                  11.44%               3.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to Common Shareholders, end of period (thousands)                   $   609,455         $   610,415
Preferred shares, at redemption value ($25,000 per share
 liquidation preference) (thousands)                                                       $   275,000         $   215,000
Preferred shares asset coverage per share                                                  $    80,405         $    95,978
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after fee waiver                                                                 1.05%               0.88%(e)
   Net Expenses, before fee waiver                                                                1.33%               1.12%(e)
   Net Investment Income, after fee waiver, prior to effect of dividends to
   preferred shares                                                                               9.07%               7.51%(e)
   Net Investment Income, before fee waiver, prior to effect of dividends to
   preferred shares                                                                               8.79%               7.27%(e)
   Net Investment Income, after fee waiver, after effect of dividends to
   preferred shares                                                                               8.49%               7.28%(e)
   Net Investment Income, before fee waiver, after effect of dividends to
   preferred shares                                                                               8.21%               7.04%(e)
RATIOS TO AVERAGE MANAGED ASSETS: (f)
   Net Expenses, after fee waiver                                                                 0.75%               0.73%(e)
   Net Expenses, before fee waiver                                                                0.95%               0.93%(e)
   Net Investment Income, after fee waiver, prior to effect of dividends to
   preferred shares                                                                               6.44%               6.27%(e)
   Net Investment Income, before fee waiver, prior to effect of dividends to
   preferred shares                                                                               6.24%               6.07%(e)
Portfolio turnover rate                                                                            112%                 34%



*    Represents less than $0.01.

(a)  Commencement of operations.

(b) Before reimbursement of offering expenses charged to capital during the period.

(c)  Based on average shares outstanding during the period.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Managed assets are equal to net assets applicable to Common Shareholders plus outstanding leverage such as the liquidation value of preferred shares.


See notes to financial statements.

                                           Annual Report | October 31, 2008 | 17

AVK | Advent Claymore Convertible Securities and Income Fund

Notes to FINANCIAL STATEMENTS|OCTOBER 31, 2008


Note 1 - ORGANIZATION:

Advent Claymore Convertible Securities and Income Fund (the "Fund") was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.


Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(D) SWAPS
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Total return swap agreements involve commitments to receive (and pay) interest over a floating rate (LIBOR) based on a notional amount. To the extent the total return of the security (price changes, interest paid/received, rebate earned on collateral posted by the Fund) is positive, the Fund will receive a payment from the counterparty (or if negative, make a payment to the counterparty). The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve



18 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued


elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. This line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(E) SECURITIES LENDING

The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2008, the Fund maintained a securities lending agreement with Lehman Brothers acting as the counterparty. Pursuant to the lending agreement, the Fund had the right to sell or repledge the collateral received, U.S. Treasury Bonds from Lehman Brothers, in the case of default. On September 25, 2008 the outstanding securities on loan were removed from the portfolio, and the collateral received was sold resulting in a loss of $59,023. As of October 31, 2008, the Fund had no securities on loan.

(F) CONCENTRATION OF RISK

It is the Fund's policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(G) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.


Note 3 - INVESTMENT MANAGEMENT AGREEMENT, SERVICING AGREEMENT AND OTHER
AGREEMENTS:

Pursuant to the Investment Management Agreement (the "Agreement") between the Fund and Advent Capital Management, LLC, the Fund's investment adviser (the "Advisor"), the Advisor is responsible for the daily management for the Fund's portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average value of the Fund's Managed Assets, which includes the amount from the issuance of the Preferred Shares. In addition, subject to the approval of the Fund's Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. For the year ended October 31, 2008, the Advisor was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund's Managed Assets. In addition, the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.115% of the average value of the Managed Assets for the first five years of the Fund's operations ending April 30, 2008. Effective May 1, 2008, the Advisor is waiving receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.065% of the average value of the Managed Assets for an additional one year. For the year ended October 31, 2008, the Advisor waived advisory fees of $751,429.



                                           Annual Report | October 31, 2008 | 19

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued


Pursuant to a Servicing Agreement between the Fund and Claymore Securities, Inc., the Fund's servicing agent (the "Servicing Agent"), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund's Managed Assets. The fee will be determined as follows:

(a) If the average value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund's Managed Assets. In addition, the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of 0.085% of the average value of the Managed Assets for the first five years of the Fund's operations ending April 30, 2008. Effective May 1, 2008, the Servicing Agent is waiving receipt of a portion of the servicing fee of the Fund in the amount of 0.065% of the average value of the Managed Assets for an additional one year. For the year ended October 31, 2008, the Servicing Agent waived fees of $621,626.

The fee waivers of the Advisor and the Servicing Agent are contractual commitments of more than one year and are not subject to recoupment.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Prior to May 1, 2008, BNY provided Fund Administration services to the Fund. Effective May 1, 2008, Claymore Advisors, LLC began providing Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED  ASSETS                                             RATE
-----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%
-----------------------------------------------------------------

Certain officers and trustees of the Fund are also officers and directors of the Advisor or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.


Note 4 - FEDERAL INCOME TAXES:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund can avoid a 4% federal excise tax that is assessed on the amount of the under-distribution. For the 2007 calendar year, the Fund was under distributed for excise tax purposes. Therefore, the Fund was subject to a 4% excise tax totaling $107,961. This amount was initially paid by Claymore Advisors, LLC, an affiliate of the Fund, and will be reimbursed by the Fund.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended October 31, 2008, the adjustments were to decrease accumulated net realized gain on investments by $16,693,832, decrease paid-in capital by $107,961 and increase undistributed net investment income by $16,801,793 due to the difference in the treatment for book and tax purposes of Canadian income trusts, publicly traded partnerships, trust preferreds, distribution reclass, convertible bonds, contingent payment debt instruments, swaps, and foreign currency.



20 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued

At October 31, 2008, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swap agreements are as follows:

  COST OF                                                NET TAX
INVESTMENTS       GROSS TAX       GROSS TAX           UNREALIZED
 FOR TAX         UNREALIZED      UNREALIZED         DEPRECIATION
 PURPOSES      APPRECIATION     DEPRECIATION      ON INVESTMENTS
----------------------------------------------------------------
$716,320,143     $2,911,459   $(161,404,366)      $(158,492,907)
----------------------------------------------------------------

                               UNDISTRIBUTED       UNDISTRIBUTED
         NET TAX UNREALIZED        ORDINARY            LONG-TERM
               DEPRECIATION          INCOME/              GAINS/
         ON DERIVATIVES AND     (ACCUMULATED        (ACCUMULATED
           FOREIGN CURRENCY   ORDINARY LOSS)       CAPITAL LOSS)
----------------------------------------------------------------
               $(7,119,355)               $0       $(96,787,165)
----------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

At October 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of $96,787,165 available to offset possible future capital gains. The capital loss carryforward is set to expire on October 31, 2016.

For the years ended October 31, 2008 and October 31, 2007, the tax character of distributions paid of $54,863,421 and $53,996,821 was ordinary income, $8,493,296 and $21,390,145 was long-term capital gain, and $363,640 and $0 was return of capital, respectively.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implication of FIN 48 and has determined it does not have any impact on the financial statements as of October 31, 2008. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in twelve months.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2008, open Federal and state income tax years include the tax years ended October 31, 2004, 2005, 2006 and 2007. The Fund has no examination in progress.


Note 5 - INVESTMENTS IN SECURITIES AND SWAPS:
For the year ended October 31, 2008, purchases and sales of investments, other than short-term securities, were $687,542,570 and $750,380,232, respectively.

The Fund entered into total return and credit default swap agreements during the year ended October 31, 2008 to generate additional income. As of October 31, 2008, the Fund had swaps with a total notional value of $24,804,168 outstanding. Details of the swap agreements outstanding as of October 31, 2008 were as follows:

TOTAL RETURN SWAP AGREEMENTS
                                                                                                           NOTIONAL       PAYING
                                                                                           TERMINATION       AMOUNT     FLOATING
COUNTERPARTY           UNDERLYING TERM LOANS                                                      DATE        (000)         RATE
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.   Bausch & Lomb, US LIBOR + 3.25%, due 04/26/15                        04/01/2009       $3,588         2.07%
JPMorgan Chase & Co.   CCS Corp., US LIBOR + 3.00%, due 11/14/14                            04/01/2009        3,841         2.07%
JPMorgan Chase & Co.   Community Health Systems, Inc., US LIBOR + 2.25%, due 07/25/14       04/01/2009        1,800         2.07%
JPMorgan Chase & Co.   Energy Future Holdings, US LIBOR + 3.50%, due 10/10/14               04/01/2009        2,048         2.07%
JPMorgan Chase & Co.   Fairpoint Communications, Inc., US LIBOR + 2.75%, due 03/08/15       04/01/2009        1,390         2.07%
JPMorgan Chase & Co.   Lyondell Chemical Co., US LIBOR + 3.25%, due 12/20/14                04/01/2009        3,807         2.07%
JPMorgan Chase & Co.   Mac Gen LLC, US LIBOR + 2.00%, due 02/22/12                          04/01/2009        5,998         2.07%
JPMorgan Chase & Co.   Virgin Media Investment Holding, GBP LIBOR + 2.125%, due 10/04/13    04/01/2009        2,332         5.57%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN SWAP AGREEMENTS
                            UNREALIZED
                         APPRECIATION/
COUNTERPARTY            (DEPRECIATION)
--------------------------------------
JPMorgan Chase & Co.      $  (795,635)
JPMorgan Chase & Co.       (1,279,961)
JPMorgan Chase & Co.         (463,910)
JPMorgan Chase & Co.         (470,867)
JPMorgan Chase & Co.         (379,206)
JPMorgan Chase & Co.       (1,952,885)
JPMorgan Chase & Co.         (327,519)
JPMorgan Chase & Co.         (817,893)
--------------------------------------
                          $(6,487,876)
--------------------------------------

                                           Annual Report | October 31, 2008 | 21

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued


For each swap noted, the Fund pays a floating rate and receives the total return of the underlying asset, which includes receiving a floating interest rate component. The market value of the swaps outstanding reflects the current receivable and payable for the underlying asset, including the total return and the interest rate component, which may have different payment dates.


Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,562,858 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund issued 31,536 shares during the year ended October 31, 2008, and 141,118 shares during the year ended October 31, 2007. At October 31, 2008, Advent Capital Management LLC, the Fund's investment adviser, owned 6,924 shares of the Fund.

PREFERRED SHARES

On June 19, 2003, the Fund's Board of Trustees authorized the issuance of Auction Market Preferred Shares ("AMPS"), as part of the Fund's leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at a rate set through an auction process. The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund's leverage as well as any alternative that may be available.

For the year ended October 31, 2008, the annualized dividend rates ranged from:

                    HIGH              LOW        AT OCTOBER 31, 2008
--------------------------------------------------------------------
Series M7           5.94%            3.39%                      3.39%
Series T28          6.19             3.70                       4.78
Series W7           5.77             3.27                       3.27
Series W28          5.65             3.65                       5.54
Series TH28         5.76             3.64                       5.76
Series F7           5.94             3.41                       3.41

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.


Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.



22 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued



Note 9 - SUBSEQUENT EVENT:

On October 31, 2008, the Fund declared monthly dividends to common shareholders of $0.1718 per common share. This dividend is payable on November 28, 2008 to shareholders of record on November 14, 2008. On December 1, 2008, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on December 31, 2008 to shareholders of record on December 15, 2008.

On December 1, 2008 the Fund announced the redemption of the following preferred shares:

              NUMBER OF
                  SHARES              AMOUNT                 REDEMPTION
SERIES          REDEEMED            REDEEMED                       DATE
-----------------------------------------------------------------------
M7                   102          $2,550,000          December 23, 2008
T28                  102          $2,550,000           January 14, 2009
W7                   102          $2,550,000          December 26, 2008
W28                   56          $1,400,000            January 2, 2009
TH28                 102          $2,550,000            January 2, 2009
F7                    56          $1,400,000          December 29, 2008

Note 10 - ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB released Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. In September 2008, the FASB issued a Staff Position amending SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This amendment would require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. This amendment is effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 nor amended SFAS No. 133 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.





                                           Annual Report | October 31, 2008 | 23

AVK | Advent Claymore Convertible Securities and Income Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM|



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Advent Claymore Convertible Securities and Income Fund (the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
New York, New York
December 26, 2008



24 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund


Supplemental INFORMATION| (unaudited)


FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $10,985,341 was received by the Fund through October 31, 2008. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund is designating $8,493,296 as long-term capital gains distributions pursuant to IRS Section 852(b)(3)(C).

For corporate shareholders $7,473,564 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.


RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on September 23, 2008. At this meeting, shareholders voted on the election of trustees.



With regard to the election of the following trustee by common shareholders of the Fund:

                                            # OF SHARES
----------------------------------------------------------------------
                                    IN FAVOR            WITHHELD
----------------------------------------------------------------------
Daniel L. Black                    19,470,152           482,428

With regard to the election of the following trustees by preferred shareholders of the Fund:

                                            # OF SHARES
----------------------------------------------------------------------
                                    IN FAVOR            WITHHELD
----------------------------------------------------------------------
Ronald A. Nyberg                       9,044                 421
Michael A. Smart                       9,157                 308

The other trustees of the Fund whose terms did not expire in 2008 are Randall C. Barnes, Nicholas Dalmaso, Tracy V. Maitland, Derek Medina, and Gerald L. Seizert.




TRUSTEES

The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

                                                                                  NUMBER OF
NAME, ADDRESS*, YEAR OF  TERM OF OFFICE*   PRINCIPAL OCCUPATIONS DURING           FUNDS IN
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                FUND COMPLEX**       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                     OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------

Daniel L. Black+         Since 2005        Partner, the Wicks Group of Cos., LLC          3            Director of Penn Foster
Year of birth: 1960                        (2003-present). Formerly, Managing                          Education Group, Inc.
Trustee                                    Director and Co-head of the Merchant
                                           Banking Group at BNY Capital Markets,
                                           a division of The Bank of New York
                                           Co., Inc. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++      Since 2005        Private Investor (2001-present).              43            None.
Year of birth: 1951                        Formerly, Senior Vice President,
Trustee                                    Treasurer PepsiCo, Inc. (1993-1997),
                                           President, Pizza Hut International
                                           (1991-1993) and Senior Vice
                                           President, Strategic Planning and New
                                           Business Development (1987-1990) of
                                           PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Derek Medina+            Since 2003        Senior Vice President, Business                3            Director of Young
Year of birth: 1966                        Affairs at ABC News (2008-present).                         Scholar's Institute.
Trustee                                    Vice President, Business Affairs and
                                           News Planning at ABC News (2003-2008).
                                           Formerly, Executive Director, Office
                                           of the President at ABC News (2000-
                                           2003). Former Associate at Cleary
                                           Gottlieb Steen & Hamilton (law firm)
                                           (1995-1998). Former associate in
                                           Corporate Finance at J.P.
                                           Morgan/Morgan Guaranty (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++       Since 2003        Partner of Nyberg & Cassioppi, LLC.,          46            None.
Year of birth: 1953                        a law firm specializing in corporate
Trustee                                    law, estate planning and business
                                           transactions (2000-present). Formerly,
                                           Executive Vice President, General
                                           Counsel and Corporate Secretary of
                                           Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert, CFP+  Since 2003        Chief Executive Officer of Seizert             3            Former Director of Loomis,
Year of birth: 1952                        Capital Partners, LLC, where he                             Sayles and Co., L.P.
Trustee                                    directs the equity disciplines of the
                                           firm and serves as a co-manager of
                                           the firm hedge fund, Proper
                                           Associates, LLC (2000-present).
                                           Formerly, Co-Chief Executive
                                           (1998-1999) and a Managing Partner
                                           and Chief Investment Officer-Equities
                                           of Munder Capital Management, LLC
                                           (1995-1999). Former Vice President
                                           and Portfolio Manager of Loomis,
                                           Sayles & Co., L.P. (asset manager)
                                           (1984-1995). Former Vice President
                                           and Portfolio Manager at First of
                                           America Bank (1978-1984).
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+        Since 2003        Managing Partner, Cordova, Smart &             3            Director, Country Pure Foods.
Year of birth: 1960                        Williams, LLC, Advisor First Atlantic                       Chairman, Board of Directors,
Trustee                                    Capital Ltd., (2001-present).                               Berkshire Blanket, Inc.
                                           Formerly, a Managing Director in                            President and Chairman, Board
                                           Investment Banking-The Private Equity                       of Directors, Sqwincher
                                           Group (1995-2001) and a Vice                                Holdings. Director, Sprint
                                           President in Investment Banking-                            Industrial Holdings.
                                           Corporate Finance (1992-1995) at                            Co-chairman, Board of
                                           Merrill Lynch & Co. Founding Partner                        Directors, H2O Plus.
                                           of The Carpediem Group, (1991-1992).
                                           Associate at Dillon, Read and Co.
                                           (investment bank) (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------

                                           Annual Report | October 31, 2008 | 25


AVK | Advent Claymore Convertible Securities and Income Fund | SUPPLEMENTAL
INFORMATION (unaudited) continued

                                                                                  NUMBER OF
NAME, ADDRESS*, YEAR OF  TERM OF OFFICE*   PRINCIPAL OCCUPATIONS DURING           FUNDS IN
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                FUND COMPLEX**       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                     OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland+0      Since 2003        President of Advent Capital                    3            None.
Year of birth: 1960                        Management, LLC, which he founded in
Trustee, President and                     1995. Prior to June, 2001, President
Chief Executive Officer                    of Advent Capital Management, a
                                           division of Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++00     Since 2003        Attorney. Formerly, Senior Managing           45            None.
Year of Birth: 1965                        Director and Chief Administrative
Trustee                                    Officer (2007-2008) and General
                                           Counsel (2001-2007) of Claymore
                                           Advisors, LLC and Claymore
                                           Securities, Inc. Formerly, Assistant
                                           General Counsel, John Nuveen and
                                           Company Inc. (1999-2000). Former Vice
                                           President and Associate General
                                           Counsel of Van Kampen Investments,
                                           Inc. (1992-1999).

------------------------------------------------------------------------------------------------------------------------------------

+ Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018.

++   Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.

* After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     - Messrs. Maitland and Dalmaso, as a Class III Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.
     - Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.
     - Messrs. Smart, Nyberg and Black, as Class II Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

0 Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund's Advisor.

00 Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, the Fund's Servicing Agent and certain of its affiliates.

--------------------------------------------------------------------------------

OFFICERS

The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND       TERM OF OFFICE** AND            PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT        LENGTH OF TIME SERVED           AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
F. Barry Nelson                         Since 2003                      Co-Portfolio Manager at Advent Capital Management, LLC
Year of birth: 1943                                                     (June 2001- present). Prior to June 2001, Mr. Nelson held
Vice President and                                                      the same position at Advent Capital Management, a division
Assistant Secretary                                                     of Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------
Robert White                            Since 2005                      Chief Financial Officer, Advent Capital Management, LLC
Year of birth: 1965                                                     (July 2005-present). Previously, Vice President, Client
Treasurer and                                                           Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter                             Since 2003                      General Counsel, Advent Capital Management, LLC (2002-
Year of birth: 1950                                                     present). Formerly, Director and Senior Counsel, SG Cowen
Secretary and                                                           Securities Corp. (1998-2002).
Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


26 | Annual Report | October 31, 2008

AVK | Advent Claymore Convertible Securities and Income Fund

Dividend Reinvestment PLAN| (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, Attention: Stock Transfer Department, 101 Barclay 11E, New York, NY 10286, Phone Number: (866) 488-3559.



                                           Annual Report | October 31, 2008 | 27

                     (This page is intentionally left blank)

                     (This page is intentionally left blank)

                     (This page is intentionally left blank)

AVK |  Advent Claymore Convertible Securities and Income Fund

Fund INFORMATION|

BOARD OF TRUSTEES

Randall C. Barnes

Daniel Black

Nicholas Dalmaso*

Tracy V. Maitland**
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his former position as an officer of, and his equity ownership in, the Servicing Agent and certain of its affiliates.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

OFFICERS

Tracy V. Maitland
President and Chief Executive Officer

F. Barry Nelson
Vice President and Assistant Secretary

Robert White
Treasurer and Chief Financial Officer

Rodd Baxter
Secretary and Chief Compliance Officer

INVESTMENT MANAGER
Advent Capital Management, LLC
New York, New York

SERVICING AGENT
Claymore Securities, Inc.
Lisle, Illinois

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

PREFERRED STOCK-
DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
New York, New York


PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund's Form N-PX on the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In October 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase shares of its common stock in the open market.



                                           Annual Report | October 31, 2008 | 31

ADVENT CAPITAL MANAGEMENT, LLC
1065 Avenue of the Americas
New York, New York 10018



                                                                         AVK
                                                                        LISTED
                                                                        NYSE (R)



AVK-AR-1008

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee, each of whom is an "independent" Trustee: Randall C. Barnes, Daniel Black, Derek Medina, Ronald Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements are as follows:
                                    2008: $77,500
                                    2007: $82,450

(b) Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

                                    2008: $16,700
                                    2007: $15,900

(c) Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

                                    2008: $14,500
                                    2007: $14,167

(d) All Other Fees: the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

                                    2008: $23,800
                                    2007: $0

(e)  Audit Committee Pre-Approval Policies and Procedures.

     (1) In accordance with Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs (b) through (d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Trust's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Trust's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Trust's Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the Trust.


                     AUDIT COMMITTEE PRE-APPROVAL POLICY OF
             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND


STATEMENT OF PRINCIPLES

     The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the "Trust,") is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

     This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

DELEGATION

     In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

PRE-APPROVED FEE LEVELS

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT SERVICES

     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT-RELATED SERVICES

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

TAX SERVICES

     The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

ALL OTHER SERVICES

     All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

PROCEDURES

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view,
(a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     (2) None of the services described in each of Items 4 (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The aggregate non-audit fees billed for the last two fiscal years by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant are as follows:

                                    2008: $55,000
                                    2007: $30,067

(g)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Daniel Black, Derek Medina, Ronald Nyberg, Gerald L. Seizert and Michael
A. Smart.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Advent Capital Management, LLC (the "Advisor"). The Advisor's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) F. Barry Nelson is primarily responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio managers as of October 31, 2008:

  ------------------------------------------------------------------------------
           NAME         SINCE      PROFESSIONAL EXPERIENCE
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  F. Barry Nelson       2003       Portfolio Manager at Advent Capital
                    (Inception)    Management, LLC for more than six years.
  ------------------------------------------------------------------------------


(a)  (2)  (i-iii)  Other accounts managed. Mr. Nelson does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by Mr. Nelson as of October 31, 2008:

                     REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                           COMPANIES                      VEHICLES                       OTHER ACCOUNTS
                     # OF                          # OF                             # OF
NAME               ACCOUNTS     TOTAL ASSETS     ACCOUNTS        TOTAL ASSETS     ACCOUNTS       TOTAL ASSETS
F. Barry Nelson       1       $  386 million        1           $ 13 million         24         $ 712 million

(a)  (2)  (iv)  Conflicts of Interest. If another account of the Portfolio
                Manager has investment objectives and policies that are similar to those of the Registrant, the Portfolio Manager will allocate orders pro-rata among the Registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the Registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salary of the Portfolio Manager is fixed. The bonus of the Portfolio Manager is 100% discretionary. The bonus is determined by senior management at Advent Capital Management, LLC.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by F. Barry Nelson as of October 31, 2008:

                                                       DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                              SECURITIES IN FUND
F. Barry Nelson                                        $100,001-$500,000

(b)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a) (2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
     Section 906 of the Sarbanes-Oxley Act of 2002.

(c)  Proxy Voting Policies and Procedures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 9, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 9, 2009

By:      /s/ Robert White
         -----------------------------------------------------------------------

Name:    Robert White

Title:   Treasurer and Chief Financial Officer

Date:    January 9, 2009